                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 22, 2004
                                                  ------------------------------

                  Citigroup Commercial Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                          333-108125             13-3439681
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
of Incorporation)                  File Number)           Identification No.)

388 Greenwich Street, New York, New York                                10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On December 22, 2004, a pooling and servicing agreement dated as of
December 1, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among Citigroup Commercial Mortgage Securities Inc. as depositor (the
"Registrant"), Midland Loan Services Inc. as master servicer, Lennar Partners,
Inc. as special servicer and Wells Fargo Bank as trustee. The Pooling and
Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Citigroup Commercial Mortgage Trust 2004-C2 (the
"Citigroup Commercial Mortgage Trust 2004-C2"), Commercial Mortgage Pass-Through
Certificates, Series 2004-C2 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class
A-5, Class A-1A, Class A-J, Class B, Class C and Class D (collectively, the
"Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-108125). The
Publicly-Offered Certificates were sold to Citigroup Global Markets Inc.
("Citigroup"), PNC Capital Markets, Inc., Deutsche Bank Securities Inc. and J.P.
Morgan Securities Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of December 15, 2004 (the "Underwriting
Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "CGMRC Mortgage
Loans") were acquired by the Registrant from Citigroup Global Markets Realty
Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of December 15, 2004 (the "CGMRC Mortgage Loan Purchase Agreement"). The
remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC
Mortgage Loans") were acquired by the Registrant from PNC Bank, National
Association ("PNC") as seller pursuant to a mortgage loan purchase agreement dated as of December 15, 2004 (the "PNC Mortgage Loan Purchase Agreement"; the
CGMRC Mortgage Loan Purchase Agreement and the PNC Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC or PNC, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the
Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on December 21, 2004 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-108125-02, for the Citigroup Commercial Mortgage Trust
2004-C2, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Citigroup Commercial Mortgage Trust 2004-C2.

                                       2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 23, 2004

                                          CITIGROUP COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                          By: /s/ Angela Vleck
                                              ----------------------------------
                                          Name:  Angela Vleck
                                          Title: Vice President